UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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The RMR Group Inc.

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 11, 2021. D28950-P48205 THE RMR GROUP INC. THE RMR GROUP INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. BOX 1342 BRENTWOOD, NY 11717 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS Meeting Information Meeting Type: Annual For holders as of: January 6, 2021 Date: March 11, 2021 Time: 9:30 a.m., Eastern Time Location: Virtually via the Internet at https://www.viewproxy.com/rmrgroup/2021/ The company will be hosting the meeting virtually via the Internet this year. To attend the meeting via the Internet please visit https://www.viewproxy.com/rmrgroup/2021/ and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above as of the record date noted above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

D28951-P48205 XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com. How to View Online: Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before February 25, 2021, to facilitate timely delivery. How to Request and Receive a PAPER or EMAIL Copy for the 2021 Annual Meeting of Shareholders and for Shareholder Meetings in the Future: BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY EMAIL*:sendmaterial@proxyvote.com * If requesting materials by email, please send a blank email with the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to https://www.viewproxy.com/rmrgroup/2021/. Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Authorize Your Proxy by Telephone or by Mail: You can authorize a proxy to submit your vote by telephone or by mail by requesting a paper copy of the materials, which will include a proxy card with instructions.

Voting Items The Board of Directors Recommends a Vote FOR all Nominees for Director in Proposal 1 and FOR Proposal 2. Election of Directors. Nominees: Jennifer B. Clark Ann Logan Rosen Plevneliev Adam D. Portnoy Jonathan Veitch Walter C. Watkins, Jr. D28952-P48205

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